HIGH RIVER LIMITED PARTNERSHIP




                              September 15, 1995



Robert A. McNeil
Carole J. McNeil
McNeil Partners, L.P.
13760 Noel Road, Suite 700
Dallas, Texas  75240


Dear Mr. and Mrs. McNeil:

          Reference is made to the letter agreement among the undersigned and McNeil Partners, L.P. dated August
24, 1995, as amended (the "August 24th Letter Agree-ment"). Capitalized term used but not defined herein shall have the meanings ascribed to them in the August
24th Letter Agreement.

          The parties to this letter agreement hereby agree that, except as otherwise hereafter agreed in writing by the such parties:

     1. The August 24th Letter Agreement is hereby amended by substituting "September 18, 1995" for "Septem-ber 12, 1995" in paragraphs 1, 2, 3, 5 and 6 of such
August 24th Letter Agreement.

     2. McNeil Partners shall have the absolute right, from time to time through 12 o'clock noon on September
18, 1995, to require High River to extend, and upon receipt of written notice from McNeil Partners, High
River shall unconditionally extend, the expiration date of the Offers to Purchase and High River shall, upon receipt of such notice, issue a press release no later than the next business day announcing such extension;
provided, however, under no circumstances shall McNeil
Partners have the right to require High River to extend the expiration date of the Offers to Purchase beyond
October 2, 1995.

     3. Each party to this letter agreement represents and warrants to the other party that during the period commencing upon the termination of its obligations under Paragraphs 1, 2, 3, 5 and 6 of the August 24th Letter
Agreement (the "Obligations") and ending upon the execu-tion of this letter agreement, it has not done any act which would have violated the Obligations had they been in effect at that time.

     4.   Notwithstanding Paragraph 5 of the August 24th
Letter Agreement, McNeil Partners may, in its discretion, mail or cause to be mailed to limited partners of the Partnerships, the attached press release.

     5. Nothing in this letter agreement shall be deemed to be, or shall be, a waiver by either party to this letter agreement of the respective rights under the August 24th Letter Agreement.

     If the foregoing is acceptable to you, please so indicate by executing this letter in the space provided below.


                         Very truly yours,

                         High River Limited Partnership

                              By: Riverdale Investors Corp., Inc.



                              /s/By Marc Weitzen



                         /s/Carl C. Icahn by Marc Weitzen
                         Carl C. Icahn


Agreed and Accepted


McNeil Partners, L.P.

     By:  McNeil Investors, Inc.



     /s/Robert A. McNeil by Patrick Foye
     Robert A. McNeil
     Chairman



     /s/Carole J. McNeil by Patrick Foye
     Carole J. McNeil
     Co-Chairman

CONTACT: D.F. King & Co., Inc.     The Herman Group, Inc.
         (800) 628-8538            (800) 658-2007


FOR IMMEDIATE RELEASE


           HIGH RIVER TENDER OFFERS FOR McNEIL
              LIMITED PARTNERSHIPS EXTENDED


          Dallas, Texas and New York, New York, September
18, 1995--High River Limited Partnership announced today that it has extended the expiration date of its tender offers (the "Tender Offers") for units of limited partner-ship interest in each of McNeil Pacific Investors Fund
1972, McNeil Real Estate Fund V, Ltd., McNeil Real Estate
Fund IX, Ltd., McNeil Real Estate Fund X, Ltd., McNeil Real Estate Fund XI, Ltd., McNeil Real Estate Fund XIV, Ltd.,
McNeil Real Estate Fund XV, Ltd., McNeil Real Estate Fund
XX, L.P., McNeil Real Estate Fund XXIV, L.P. and McNeil
Real Estate Fund XXV, L.P. (collectively, the "Partner-ships") until 12:00 midnight, New York City time, on Octo-ber 2, 1995.

          High River and McNeil Partners, L.P., the general partner of each of the Partnerships ("McNeil Partners"), are currently engaged in settlement discussions which, among other things, may result in settlement of litigation with respect to the Tender Offers. No assurance can be given as to the outcome of those discussions.

          The Tender Offers are being made pursuant to the Offers to Purchase dated August 3, 1995, as amended and supplemented.